Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2019

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of October 23, 2019, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Third-Quarter 2019 Supplemental Financial Data

CINF Third-Quarter 2019 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.

CINF Third-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2019

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,116	$—	$—	$—	$4,116
Life	—	—	256	—	—	256
Premiums ceded	—	(156)	(53)	—	—	(209)
Total earned premium	—	3,960	203	—	—	4,163
Investment income, net of expenses	52	312	114	—	—	478
Investment gains and losses, net	483	634	(4)	—	—	1,113
Fee revenues	—	8	3	—	—	11
Other revenues	12	3	—	4	(12)	7
Total revenues	$547	$4,917	$316	$4	$(12)	$5,772

Benefits & expenses
Losses & contract holders' benefits	$—	$2,595	$259	$—		$2,854
Reinsurance recoveries	—	(78)	(48)	—	—	(126)
Underwriting, acquisition and insurance expenses	—	1,229	67	—	—	1,296
Interest expense	39	—	—	1	—	40
Other operating expenses	27	—	—	2	(12)	17
Total expenses	$66	$3,746	$278	$3	$(12)	$4,081

Income before income taxes	$481	$1,171	$38	$1	$—	$1,691

Provision for income taxes
Current operating income (loss)	$(100)	$(55)	$5	$—	$—	$(150)
Capital gains/losses	102	133	(1)	—	—	234
Deferred	94	138	4	—	—	236
Total provision for income taxes	$96	$216	$8	$—	$—	$320

Net income - current year	$385	$955	$30	$1	$—	$1,371

Net income - prior year	$187	$505	$45	$2	$—	$739
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Third-Quarter 2019 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2019

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,438	$—	$—	$—	$1,438
Life	—	—	87	—	—	87
Premiums ceded	—	(62)	(17)	—	—	(79)
Total earned premium	—	1,376	70	—	—	1,446
Investment income, net of expenses	18	105	38	—	—	161
Investment gains and losses, net	46	42	(2)	—	—	86
Fee revenues	—	3	1	—	—	4
Other revenues	5	1	—	1	(4)	3
Total revenues	$69	$1,527	$107	$1	$(4)	$1,700

Benefits & expenses
Losses & contract holders' benefits	$—	$892	$87	$—	$—	$979
Reinsurance recoveries	—	(28)	(19)	—	—	(47)
Underwriting, acquisition and insurance expenses	—	432	23	—	—	455
Interest expense	13	—	—	1	—	14
Other operating expenses	9	—	—	—	(4)	5
Total expenses	$22	$1,296	$91	$1	$(4)	$1,406

Income before income taxes	$47	$231	$16	$—	$—	$294

Provision for income taxes
Current operating income (loss)	$(10)	$17	$3	$—	$—	$10
Capital gains/losses	10	9	(1)	—	—	18
Deferred	7	9	2	—	—	18
Total provision for income taxes	$7	$35	$4	$—	$—	$46

Net income - current year	$40	$196	$12	$—	$—	$248

Net income - prior year	$171	$366	$15	$1	$—	$553
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Third-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year losses greater than $5 million		$(1)	$14	$—	$14	$8	$6	$15	$14	$21	$13	$29		$43
Current accident year losses $1 million - $5 million		76	53	37	54	70	62	32	90	94	166	164		218
Large loss prior accident year reserve development		33	5	16	21	10	4	34	21	38	54	48		69
Total large losses incurred		$108	$72	$53	$89	$88	$72	$81	$125	$153	$233	$241		$330
Losses incurred but not reported		(24)	(14)	47	23	(10)	87	10	33	97	9	87		110
Other losses excluding catastrophe losses		566	547	493	451	482	433	520	1,039	953	1,606	1,435		1,886
Catastrophe losses		70	128	69	83	117	83	51	198	134	268	251		334
Total losses incurred		$720	$733	$662	$646	$677	$675	$662	$1,395	$1,337	$2,116	$2,014		$2,660
Commercial Lines
Current accident year losses greater than $5 million		$(1)	$14	$—	$8	$8	$6	$15	$14	$21	$13	$29		$37
Current accident year losses $1 million - $5 million		56	41	26	47	62	51	22	68	73	124	135		182
Large loss prior accident year reserve development		32	3	13	24	11	1	29	16	30	48	41		65
Total large losses incurred		$87	$58	$39	$79	$81	$58	$66	$98	$124	$185	$205		$284
Losses incurred but not reported		(22)	(7)	43	18	(23)	53	16	36	69	14	46		64
Other losses excluding catastrophe losses		314	320	286	266	284	247	325	605	572	919	856		1,122
Catastrophe losses		32	94	25	32	75	51	22	119	73	151	148		180
Total losses incurred		$411	$465	$393	$395	$417	$409	$429	$858	$838	$1,269	$1,255		$1,650
Personal Lines
Current accident year losses greater than $5 million		$—	$—	$—	$6	$—	$—	$—	$—	$—	$—	$—		$6
Current accident year losses $1 million - $5 million		20	10	10	4	7	11	10	19	21	39	28		32
Large loss prior accident year reserve development		(1)	1	2	(3)	(1)	3	5	3	8	2	7		4
Total large losses incurred		$19	$11	$12	$7	$6	$14	$15	$22	$29	$41	$35		$42
Losses incurred but not reported		—	(4)	4	(3)	11	31	(1)	—	30	(1)	41		38
Other losses excluding catastrophe losses		172	167	163	154	172	157	167	330	324	504	496		650
Catastrophe losses		23	34	45	27	33	33	29	79	62	101	95		122
Total losses incurred		$214	$208	$224	$185	$222	$235	$210	$431	$445	$645	$667		$852
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1 million - $5 million		—	2	1	3	1	—	—	3	—	3	1		4
Large loss prior accident year reserve development		2	1	1	—	—	—	—	2	—	4	—		—
Total large losses incurred		$2	$3	$2	$3	$1	$—	$—	$5	$—	$7	$1		$4
Losses incurred but not reported		(2)	(3)	—	8	2	3	(5)	(3)	(2)	(4)	—		8
Other losses excluding catastrophe losses		25	18	19	8	11	17	14	36	31	61	42		50
Catastrophe losses		1	—	—	—	1	—	1	1	1	1	2		2
Total losses incurred		$26	$18	$21	$19	$15	$20	$10	$39	$30	$65	$45		$64
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Third-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year losses greater than $5 million		(0.1)%	1.1%	—%	1.1%	0.7%	0.4%	1.3%	0.5%	0.8%	0.3%	0.8%		0.9%
Current accident year losses $1 million - $5 million		5.5	4.0	2.9	4.3	5.7	5.1	2.7	3.5	3.9	4.2	4.5		4.4
Large loss prior accident year reserve development		2.4	0.4	1.2	1.7	0.7	0.3	2.8	0.8	1.6	1.4	1.3		1.4
Total large loss ratio		7.8%	5.5%	4.1%	7.1%	7.1%	5.8%	6.8%	4.8%	6.3%	5.9%	6.6%		6.7%
Losses incurred but not reported		(1.8)	(1.1)	3.7	1.8	(0.8)	7.1	0.8	1.3	4.0	0.2	2.4		2.2
Other losses excluding catastrophe losses		41.2	41.6	38.9	36.0	39.0	35.1	43.4	40.2	39.2	40.5	39.0		38.4
Catastrophe losses		5.1	9.7	5.5	6.6	9.5	6.8	4.2	7.7	5.5	6.8	6.9		6.8
Total loss ratio		52.3%	55.7%	52.2%	51.5%	54.8%	54.8%	55.2%	54.0%	55.0%	53.4%	54.9%		54.1%
Commercial Lines
Current accident year losses greater than $5 million		(0.1)%	1.7%	—%	1.0%	1.1%	0.7%	1.9%	0.9%	1.3%	0.5%	1.2%		1.2%
Current accident year losses $1 million - $5 million		6.8	5.0	3.3	5.6	7.7	6.2	2.9	4.1	4.6	5.1	5.6		5.6
Large loss prior accident year reserve development		3.8	0.4	1.6	3.0	1.3	0.2	3.6	1.0	1.8	1.9	1.7		2.0
Total large loss ratio		10.5%	7.1%	4.9%	9.6%	10.1%	7.1%	8.4%	6.0%	7.7%	7.5%	8.5%		8.8%
Losses incurred but not reported		(2.6)	(0.9)	5.4	2.2	(2.9)	6.5	2.1	2.2	4.3	0.6	1.9		2.0
Other losses excluding catastrophe losses		37.6	38.9	35.1	32.9	35.3	30.4	41.1	37.0	35.7	37.2	35.6		34.9
Catastrophe losses		3.8	11.4	3.1	3.9	9.3	6.3	2.8	7.3	4.6	6.1	6.2		5.6
Total loss ratio		49.3%	56.5%	48.5%	48.6%	51.8%	50.3%	54.4%	52.5%	52.3%	51.4%	52.2%		51.3%
Personal Lines
Current accident year losses greater than $5 million		—%	—%	—%	1.6%	—%	—%	—%	—%	—%	—%	—%		0.4%
Current accident year losses $1 million - $5 million		5.4	2.8	2.8	1.3	2.0	3.5	2.9	2.8	3.2	3.7	2.8		2.4
Large loss prior accident year reserve development		(0.2)	0.3	0.6	(0.7)	(0.3)	0.8	1.7	0.4	1.2	0.2	0.7		0.4
Total large loss ratio		5.2%	3.1%	3.4%	2.2%	1.7%	4.3%	4.6%	3.2%	4.4%	3.9%	3.5%		3.2%
Losses incurred but not reported		(0.1)	(1.1)	1.0	(0.9)	3.4	9.4	(0.4)	(0.1)	4.6	(0.1)	4.2		2.8
Other losses excluding catastrophe losses		48.9	48.0	47.4	45.1	50.5	47.3	51.6	47.8	49.4	48.1	49.7		48.7
Catastrophe losses		6.4	9.7	13.1	7.9	10.0	10.0	8.8	11.4	9.4	9.7	9.6		9.1
Total loss ratio		60.4%	59.7%	64.9%	54.3%	65.6%	71.0%	64.6%	62.3%	67.8%	61.6%	67.0%		63.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1 million - $5 million		—	3.0	1.6	5.0	1.9	—	—	2.4	—	1.5	0.7		1.8
Large loss prior accident year reserve development		2.7	1.5	1.2	(0.3)	0.4	(0.2)	(0.4)	1.3	(0.3)	1.8	(0.1)		(0.1)
Total large loss ratio		2.7%	4.5%	2.8%	4.7%	2.3%	(0.2)%	(0.4)%	3.7%	(0.3)%	3.3%	0.6%		1.7%
Losses incurred but not reported		(2.6)	(4.5)	0.8	13.5	4.3	4.5	(9.0)	(1.9)	(2.1)	(2.2)	0.1		3.6
Other losses excluding catastrophe losses		34.5	26.7	29.1	11.8	18.7	28.6	26.4	27.9	27.4	30.3	24.4		21.1
Catastrophe losses		1.0	0.5	0.2	0.7	0.5	1.0	1.8	0.3	1.4	0.6	1.1		1.0
Total loss ratio		35.6%	27.2%	32.9%	30.7%	25.8%	33.9%	18.8%	30.0%	26.4%	32.0%	26.2%		27.4%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Third-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Consolidated
Current accident year reported losses greater than $5 million		1	2	—	—	1	1	3	2	4	2	5		7
Current accident year reported losses $1 million - $5 million		35	31	19	33	37	36	22	50	59	88	95		125
Prior accident year reported losses on large losses		18	13	10	9	8	9	24	24	35	44	44		56
Non-Catastrophe reported losses on large losses total		54	46	29	42	46	46	49	76	98	134	144		188
Commercial Lines
Current accident year reported losses greater than $5 million		1	2	—	—	1	1	2	2	3	2	4		5
Current accident year reported losses $1 million - $5 million		27	23	12	25	33	30	15	35	46	64	77		100
Prior accident year reported losses on large losses		18	10	7	8	7	6	22	19	30	38	38		49
Non-Catastrophe reported losses on large losses total		46	35	19	33	41	37	39	56	79	104	119		154
Personal Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	1	—	1	—	1		2
Current accident year reported losses $1 million - $5 million		8	6	6	7	3	6	7	12	13	21	17		21
Prior accident year reported losses on large losses		—	1	2	1	1	3	2	3	5	3	6		7
Non-Catastrophe reported losses on large losses total		8	7	8	8	4	9	10	15	19	24	24		30
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1 million - $5 million		—	2	1	1	1	—	—	3	—	3	1		4
Prior accident year reported losses on large losses		—	2	1	—	—	—	—	2	—	3	—		—
Non-Catastrophe reported losses on large losses total		—	4	2	1	1	—	—	5	—	6	1		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Commercial casualty:
Written premiums		$263	$296	$303	$251	$251	$291	$287	$599	$578	$862	$829		$1,080
Year over year change %- written premium		5%	2%	6%	1%	(2)%	4%	(3)%	4%	—%	4%	(1)%		—%
Earned premiums		$277	$277	$268	$270	$268	$272	$265	$545	$537	$822	$805		$1,075
Current accident year before catastrophe losses		66.1%	67.4%	66.7%	66.8%	64.5%	66.8%	67.9%	67.0%	67.3%	66.7%	66.4%		66.5%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(2.9)	(9.3)	(11.5)	(6.1)	(8.0)	(5.2)	1.7	(10.3)	(1.8)	(7.8)	(3.9)		(4.4)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		63.2%	58.1%	55.2%	60.7%	56.5%	61.6%	69.6%	56.7%	65.5%	58.9%	62.5%		62.1%
Commercial property:
Written premiums		$245	$247	$247	$223	$232	$240	$237	$494	$477	$739	$709		$932
Year over year change %- written premium		6%	3%	4%	3%	1%	3%	(1)%	3%	1%	4%	1%		1%
Earned premiums		$241	$234	$234	$232	$229	$231	$228	$468	$459	$709	$688		$920
Current accident year before catastrophe losses		49.4%	49.0%	51.5%	52.7%	40.7%	45.8%	58.6%	50.3%	52.2%	50.0%	48.3%		49.4%
Current accident year catastrophe losses		15.0	43.5	13.8	16.8	36.1	22.1	12.8	28.6	17.4	24.0	23.7		22.0
Prior accident years before catastrophe losses		(1.1)	0.8	1.9	(2.0)	(1.0)	(1.9)	(6.4)	1.3	(4.1)	0.5	(3.1)		(2.8)
Prior accident years catastrophe losses		(1.9)	(3.6)	(2.6)	(2.5)	(2.9)	(1.2)	(2.6)	(3.0)	(1.9)	(2.7)	(2.2)		(2.3)
Total loss and loss expense ratio		61.4%	89.7%	64.6%	65.0%	72.9%	64.8%	62.4%	77.2%	63.6%	71.8%	66.7%		66.3%
Commercial auto:
Written premiums		$176	$196	$188	$163	$160	$182	$177	$384	$359	$560	$519		$682
Year over year change %- written premium		10%	8%	6%	7%	2%	9%	2%	7%	5%	8%	4%		5%
Earned premiums		$179	$175	$170	$169	$168	$166	$161	$345	$327	$524	$495		$664
Current accident year before catastrophe losses		67.8%	70.5%	74.5%	71.3%	73.5%	75.8%	80.6%	72.5%	78.2%	70.9%	76.6%		75.3%
Current accident year catastrophe losses		1.5	1.4	0.3	0.1	0.1	2.1	0.2	0.9	1.1	1.1	0.8		0.6
Prior accident years before catastrophe losses		1.7	1.0	(6.7)	4.4	1.8	3.3	(0.8)	(2.9)	1.3	(1.3)	1.5		2.2
Prior accident years catastrophe losses		(0.1)	—	—	—	—	(0.1)	(0.2)	—	(0.1)	(0.1)	(0.1)		(0.1)
Total loss and loss expense ratio		70.9%	72.9%	68.1%	75.8%	75.4%	81.1%	79.8%	70.5%	80.5%	70.6%	78.8%		78.0%
Workers' compensation:
Written premiums		$62	$75	$94	$67	$66	$83	$95	$169	$178	$231	$244		$311
Year over year change %- written premium		(6)%	(10)%	(1)%	(8)%	(12)%	5%	(4)%	(5)%	—%	(5)%	(4)%		(5)%
Earned premiums		$73	$74	$77	$79	$80	$85	$80	$151	$165	$224	$245		$324
Current accident year before catastrophe losses		81.1%	78.0%	78.8%	78.8%	74.6%	73.0%	73.1%	78.4%	73.1%	79.3%	73.6%		74.9%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(27.0)	(35.9)	(20.1)	(23.7)	(10.8)	(20.7)	(16.1)	(27.9)	(18.5)	(27.7)	(16.0)		(17.9)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		54.1%	42.1%	58.7%	55.1%	63.8%	52.3%	57.0%	50.5%	54.6%	51.6%	57.6%		57.0%
Other commercial:
Written premiums		$70	$65	$64	$57	$65	$60	$58	$129	$118	$199	$183		$240
Year over year change %- written premium		8%	10%	10%	4%	10%	11%	4%	10%	7%	9%	8%		7%
Earned premiums		$64	$63	$61	$61	$60	$58	$56	$124	$114	$188	$174		$235
Current accident year before catastrophe losses		34.3%	33.7%	38.0%	38.5%	33.2%	38.2%	37.8%	35.8%	38.0%	35.4%	36.3%		37.0%
Current accident year catastrophe losses		(0.2)	0.3	0.4	0.2	0.3	1.7	0.3	0.3	1.0	0.1	0.8		0.6
Prior accident years before catastrophe losses		(2.1)	(1.9)	(4.1)	(9.1)	(2.7)	(14.8)	(6.8)	(3.0)	(10.9)	(2.7)	(8.1)		(8.4)
Prior accident years catastrophe losses		0.8	—	0.2	1.0	(0.1)	0.3	(0.3)	0.1	—	0.3	—		0.2
Total loss and loss expense ratio		32.8%	32.1%	34.5%	30.6%	30.7%	25.4%	31.0%	33.2%	28.1%	33.1%	29.0%		29.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2019 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Personal auto:
Written premiums		$166	$173	$140	$141	$169	$172	$140	$313	$312	$479	$481		$622
Year over year change %- written premium		(2)%	—%	—%	—%	2%	4%	6%	—%	5%	—%	4%		3%
Earned premiums		$156	$155	$155	$155	$155	$153	$151	$310	$304	$466	$459		$614
Current accident year before catastrophe losses		70.2%	73.8%	76.2%	72.6%	77.9%	78.7%	81.2%	75.0%	80.0%	73.4%	79.2%		77.6%
Current accident year catastrophe losses		1.2	1.8	0.5	0.4	1.1	1.3	0.8	1.1	1.0	1.1	1.1		0.9
Prior accident years before catastrophe losses		(2.0)	(9.4)	(3.3)	(0.6)	(2.1)	(1.5)	(4.3)	(6.3)	(2.9)	(4.9)	(2.6)		(2.1)
Prior accident years catastrophe losses		(0.1)	(0.2)	—	—	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)		(0.1)
Total loss and loss expense ratio		69.3%	66.0%	73.4%	72.4%	76.9%	78.4%	77.6%	69.7%	78.0%	69.5%	77.6%		76.3%
Homeowner:
Written premiums		$173	$176	$130	$141	$162	$164	$121	$306	$285	$479	$447		$588
Year over year change %- written premium		7%	8%	7%	7%	8%	9%	10%	8%	10%	7%	9%		8%
Earned premiums		$154	$149	$147	$146	$142	$139	$136	$296	$275	$450	$417		$563
Current accident year before catastrophe losses		60.9%	53.1%	51.9%	42.6%	49.8%	57.7%	55.8%	52.5%	56.7%	55.3%	54.4%		51.3%
Current accident year catastrophe losses		14.0	22.6	23.2	17.0	19.2	20.6	19.6	22.9	20.1	19.9	19.8		19.1
Prior accident years before catastrophe losses		1.0	4.5	2.0	—	3.6	8.1	2.4	3.3	5.3	2.5	4.7		3.5
Prior accident years catastrophe losses		(0.8)	(2.2)	5.7	0.5	1.0	1.6	0.1	1.7	0.9	0.9	0.9		0.8
Total loss and loss expense ratio		75.1%	78.0%	82.8%	60.1%	73.6%	88.0%	77.9%	80.4%	83.0%	78.6%	79.8%		74.7%
Other personal:
Written premiums		$49	$53	$39	$41	$46	$45	$36	$92	$81	$141	$127		$168
Year over year change %- written premium		7%	15%	10%	14%	15%	7%	16%	13%	11%	11%	12%		13%
Earned premiums		$44	$44	$42	$41	$41	$39	$38	$86	$77	$130	$118		$159
Current accident year before catastrophe losses		51.4%	51.5%	33.6%	42.7%	60.6%	50.1%	28.9%	42.7%	39.6%	45.7%	46.9%		45.8%
Current accident year catastrophe losses		4.3	4.7	5.6	4.7	9.7	3.0	4.0	5.1	3.6	4.8	5.7		5.4
Prior accident years before catastrophe losses		(6.4)	(7.7)	(6.1)	(6.9)	(8.7)	13.9	7.2	(6.9)	10.6	(6.7)	3.9		1.1
Prior accident years catastrophe losses		(0.7)	0.4	0.1	0.1	0.1	0.2	(0.5)	0.2	(0.2)	(0.1)	(0.1)		—
Total loss and loss expense ratio		48.6%	48.9%	33.2%	40.6%	61.7%	67.2%	39.6%	41.1%	53.6%	43.7%	56.4%		52.3%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Excess & Surplus:
Written premiums		$74	$78	$71	$65	$59	$64	$61	$149	$125	$223	$184		$249
Year over year change %- written premium		25%	22%	16%	20%	16%	5%	15%	19%	10%	21%	12%		14%
Earned premiums		$72	$67	$63	$61	$60	$57	$56	$130	$113	$202	$173		$234
Current accident year before catastrophe losses		57.6%	50.8%	55.5%	50.9%	53.3%	56.9%	54.6%	53.1%	55.8%	54.7%	54.9%		53.9%
Current accident year catastrophe losses		0.6	0.7	0.3	0.8	0.9	1.0	1.8	0.5	1.4	0.5	1.2		1.1
Prior accident years before catastrophe losses		(6.0)	(6.2)	(4.2)	(4.9)	(11.3)	(9.6)	(17.2)	(5.2)	(13.3)	(5.5)	(12.6)		(10.6)
Prior accident years catastrophe losses		0.5	(0.2)	(0.1)	—	(0.3)	0.2	0.1	(0.1)	0.1	0.1	—		—
Total loss and loss expense ratio		52.7%	45.1%	51.5%	46.8%	42.6%	48.5%	39.3%	48.3%	44.0%	49.8%	43.5%		44.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2019
Commercial casualty	$348	$137	$485	$(46)	$30	$10	$(6)	$302	$30	$147	$479
Commercial property	447	42	489	43	4	2	49	490	4	44	538
Commercial auto	302	54	356	(1)	17	(1)	15	301	17	53	371
Workers' compensation	117	24	141	24	(33)	—	(9)	141	(33)	24	132
Other commercial	48	10	58	9	1	(5)	5	57	1	5	63
Total commercial lines	1,262	267	1,529	29	19	6	54	1,291	19	273	1,583

Personal auto	277	52	329	(11)	4	4	(3)	266	4	56	326
Homeowners	343	30	373	(6)	1	(1)	(6)	337	1	29	367
Other personal	52	5	57	1	—	—	1	53	—	5	58
Total personal lines	672	87	759	(16)	5	3	(8)	656	5	90	751

Excess & surplus lines	50	24	74	27	(4)	12	35	77	(4)	36	109
Other	156	4	160	(22)	14	—	(8)	134	14	4	152
Total property casualty	$2,140	$382	$2,522	$18	$34	$21	$73	$2,158	$34	$403	$2,595

Ceded loss and loss expense incurred for the nine months ended September 30, 2019
Commercial casualty	$8	$—	$8	$(13)	$(1)	$1	$(13)	$(5)	$(1)	$1	$(5)
Commercial property	(2)	—	(2)	25	6	—	31	23	6	—	29
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	8	—	8	8	—	—	8	16	—	—	16
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	15	—	15	21	5	1	27	36	5	1	42

Personal auto	4	—	4	(3)	1	—	(2)	1	1	—	2
Homeowners	22	—	22	(8)		—	(8)	14	—	—	14
Other personal	1	—	1	—	—	—	—	1	—	—	1
Total personal lines	27	—	27	(11)	1	—	(10)	16	1	—	17

Excess & surplus lines	7	—	7	1	1	—	2	7	1	—	8
Other	20	1	21	(7)	(3)	—	(10)	13	(3)	1	11
Total property casualty	$69	$1	$70	$4	$4	$1	$9	$72	$4	$2	$78

Net loss and loss expense incurred for the nine months ended September 30, 2019
Commercial casualty	$340	$137	$477	$(33)	$31	$9	$7	$307	$31	$146	$484
Commercial property	449	42	491	18	(2)	2	18	467	(2)	44	509
Commercial auto	302	54	356	(2)	17	(1)	14	300	17	53	370
Workers' compensation	109	24	133	16	(33)	—	(17)	125	(33)	24	116
Other commercial	47	10	57	9	1	(5)	5	56	1	5	62
Total commercial lines	1,247	267	1,514	8	14	5	27	1,255	14	272	1,541

Personal auto	273	52	325	(8)	3	4	(1)	265	3	56	324
Homeowners	321	30	351	2	1	(1)	2	323	1	29	353
Other personal	51	5	56	1	—	—	1	52	—	5	57
Total personal lines	645	87	732	(5)	4	3	2	640	4	90	734

Excess & surplus lines	43	24	67	26	(5)	12	33	70	(5)	36	101
Other	136	3	139	(15)	17	—	2	121	17	3	141
Total property casualty	$2,071	$381	$2,452	$14	$30	$20	$64	$2,086	$30	$401	$2,517

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Third-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2019
Commercial casualty	$98	$44	$142	$24	$1	$9	$34	$122	$1	$53	$176
Commercial property	164	14	178	18	(40)	—	(22)	182	(40)	14	156
Commercial auto	104	18	122	11	(6)	1	6	115	(6)	19	128
Workers' compensation	39	9	48	15	(11)	—	4	54	(11)	9	52
Other commercial	15	3	18	—	2	1	3	15	2	4	21
Total commercial lines	420	88	508	68	(54)	11	25	488	(54)	99	533

Personal auto	90	17	107	1	(2)	1	—	91	(2)	18	107
Homeowners	120	10	130	(12)	(11)	1	(22)	108	(11)	11	108
Other personal	17	2	19	—	4	—	4	17	4	2	23
Total personal lines	227	29	256	(11)	(9)	2	(18)	216	(9)	31	238

Excess & surplus lines	20	9	29	12	(2)	4	14	32	(2)	13	43
Other	58	1	59	(10)	29	—	19	48	29	1	78
Total property casualty	$725	$127	$852	$59	$(36)	$17	$40	$784	$(36)	$144	$892

Ceded loss and loss expense incurred for the three months ended September 30, 2019
Commercial casualty	$(2)	$—	$(2)	$3	$(1)	$1	$3	$1	$(1)	$1	$1
Commercial property	(1)	—	(1)	23	(15)	—	8	22	(15)	—	7
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	4	—	4	9	—	—	9	13	—	—	13
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	2	—	2	36	(16)	1	21	38	(16)	1	23

Personal auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Homeowners	7	—	7	(8)	(6)	—	(14)	(1)	(6)	—	(7)
Other personal	1	—	1	—	—	—	—	1	—	—	1
Total personal lines	9	—	9	(9)	(6)	—	(15)	—	(6)	—	(6)

Excess & surplus lines	4	—	4	—	1	—	1	3	1	—	4
Other	7	—	7	(2)	2	—	—	5	2	—	7
Total property casualty	$22	$—	$22	$25	$(19)	$1	$7	$46	$(19)	$1	$28

Net loss and loss expense incurred for the three months ended September 30, 2019
Commercial casualty	$100	$44	$144	$21	$2	$8	$31	$121	$2	$52	$175
Commercial property	165	14	179	(5)	(25)	—	(30)	160	(25)	14	149
Commercial auto	104	18	122	10	(6)	1	5	114	(6)	19	127
Workers' compensation	35	9	44	6	(11)	—	(5)	41	(11)	9	39
Other commercial	14	3	17	—	2	1	3	14	2	4	20
Total commercial lines	418	88	506	32	(38)	10	4	450	(38)	98	510

Personal auto	89	17	106	2	(2)	1	1	91	(2)	18	107
Homeowners	113	10	123	(4)	(5)	1	(8)	109	(5)	11	115
Other personal	16	2	18	—	4	—	4	16	4	2	22
Total personal lines	218	29	247	(2)	(3)	2	(3)	216	(3)	31	244

Excess & surplus lines	16	9	25	12	(3)	4	13	29	(3)	13	39
Other	51	1	52	(8)	27	—	19	43	27	1	71
Total property casualty	$703	$127	$830	$34	$(17)	$16	$33	$738	$(17)	$143	$864

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.

CINF Third-Quarter 2019 Supplemental Financial Data

Consolidated Property Casualty
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums		$1,119	$1,186	$1,130	$1,037	$1,088	$1,150	$1,083	$2,316	$2,233	$3,435	$3,321		$4,358
Agency new business written premiums		192	212	181	158	154	181	159	393	340	585	494		652
Other written premiums		40	78	70	(18)	4	18	16	148	34	188	38		20
Net written premiums		$1,351	$1,476	$1,381	$1,177	$1,246	$1,349	$1,258	$2,857	$2,607	$4,208	$3,853		$5,030
Unearned premium change		25	(159)	(114)	76	(9)	(119)	(58)	(273)	(177)	(248)	(186)		(110)
Earned premiums		$1,376	$1,317	$1,267	$1,253	$1,237	$1,230	$1,200	$2,584	$2,430	$3,960	$3,667		$4,920
Year over year change %
Agency renewal written premiums		3%	3%	4%	5%	2%	6%	2%	4%	4%	3%	3%		4%
Agency new business written premiums		25	17	14	5	(2)	10	4	16	7	18	4		4
Other written premiums		nm	333	338	(125)	131	13	(24)	335	(8)	395	58		25
Net written premiums		8	9	10	4	3	6	2	10	4	9	4		4
Paid losses and loss expenses
Losses paid		$703	$677	$692	$606	$585	$586	$579	$1,369	$1,165	$2,072	$1,750		$2,356
Loss expenses paid		127	121	132	127	120	109	135	253	244	380	364		491
Loss and loss expenses paid		$830	$798	$824	$733	$705	$695	$714	$1,622	$1,409	$2,452	$2,114		$2,847
Incurred losses and loss expenses
Loss and loss expense incurred		$864	$863	$790	$798	$813	$821	$791	$1,653	$1,612	$2,517	$2,425		$3,223
Loss and loss expenses paid as a % of incurred		96.1%	92.5%	104.3%	91.9%	86.7%	84.7%	90.3%	98.1%	87.4%	97.4%	87.2%		88.3%
Statutory combined ratio
Loss ratio		52.1%	55.7%	52.5%	51.5%	54.8%	54.9%	55.2%	54.1%	55.0%	53.4%	54.9%		54.1%
Loss adjustment expense ratio		11.0	9.9	10.1	12.2	10.9	11.8	10.8	10.1	11.3	10.4	11.2		11.4
Net underwriting expense ratio		31.2	29.3	28.9	31.8	31.0	29.1	30.4	29.1	29.8	29.8	30.2		30.5
US Statutory combined ratio		94.3%	94.9%	91.5%	95.5%	96.7%	95.8%	96.4%	93.3%	96.1%	93.6%	96.3%		96.0%
Contribution from catastrophe losses		5.3	10.0	5.8	7.0	9.7	7.1	4.4	7.9	5.8	7.1	7.1		7.1
Statutory combined ratio excl. catastrophe losses		89.0%	84.9%	85.7%	88.5%	87.0%	88.7%	92.0%	85.4%	90.3%	86.5%	89.2%		88.9%
GAAP combined ratio
GAAP combined ratio		94.2%	96.5%	93.0%	93.9%	96.8%	97.2%	97.9%	94.8%	97.5%	94.6%	97.3%		96.4%
Contribution from catastrophe losses		5.3	10.0	5.8	7.0	9.7	7.1	4.4	7.9	5.8	7.1	7.1		7.1
GAAP combined ratio excl. catastrophe losses		88.9%	86.5%	87.2%	86.9%	87.1%	90.1%	93.5%	86.9%	91.7%	87.5%	90.2%		89.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.

CINF Third-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums		$713	$767	$799	$694	$702	$758	$771	$1,566	$1,529	$2,279	$2,231		$2,925
Agency new business written premiums		124	137	120	101	94	118	104	257	222	381	316		417
Other written premiums		(21)	(25)	(23)	(34)	(22)	(20)	(21)	(48)	(41)	(69)	(63)		(97)
Net written premiums		$816	$879	$896	$761	$774	$856	$854	$1,775	$1,710	$2,591	$2,484		$3,245
Unearned premium change		18	(56)	(86)	50	31	(44)	(64)	(142)	(108)	(124)	(77)		(27)
Earned premiums		$834	$823	$810	$811	$805	$812	$790	$1,633	$1,602	$2,467	$2,407		$3,218
Year over year change %
Agency renewal written premiums		2%	1%	4%	3%	(1)%	4%	—%	2%	2%	2%	1%		2%
Agency new business written premiums		32	16	15	5	(5)	19	1	16	10	21	5		5
Other written premiums		5	(25)	(10)	(55)	21	(33)	(110)	(17)	(64)	(10)	(19)		(29)
Net written premiums		5	3	5	2	(1)	5	(1)	4	2	4	1		1
Paid losses and loss expenses
Losses paid		$417	$394	$436	$377	$370	$350	$371	$830	$722	$1,247	$1,092		$1,469
Loss expenses paid		89	85	92	90	84	77	96	178	173	266	257		347
Loss and loss expenses paid		$506	$479	$528	$467	$454	$427	$467	$1,008	$895	$1,513	$1,349		$1,816
Incurred losses and loss expenses
Loss and loss expense incurred		$510	$550	$481	$505	$515	$510	$519	$1,031	$1,029	$1,541	$1,544		$2,049
Loss and loss expenses paid as a % of incurred		99.2%	87.1%	109.8%	92.5%	88.2%	83.7%	90.0%	97.8%	87.0%	98.2%	87.4%		88.6%
Statutory combined ratio
Loss ratio		49.3%	56.5%	48.5%	48.6%	51.8%	50.3%	54.4%	52.5%	52.3%	51.5%	52.1%		51.3%
Loss adjustment expense ratio		11.9	10.3	10.9	13.7	12.1	12.6	11.2	10.6	11.9	11.0	12.0		12.4
Net underwriting expense ratio		32.7	30.2	28.9	32.7	32.8	30.0	30.5	29.6	30.3	30.6	31.1		31.4
Statutory combined ratio		93.9%	97.0%	88.3%	95.0%	96.7%	92.9%	96.1%	92.7%	94.5%	93.1%	95.2%		95.1%
Contribution from catastrophe losses		4.1	11.7	3.3	4.2	9.5	6.5	2.9	7.5	4.7	6.4	6.3		5.8
Statutory combined ratio excl. catastrophe losses		89.8%	85.3%	85.0%	90.8%	87.2%	86.4%	93.2%	85.2%	89.8%	86.7%	88.9%		89.3%
GAAP combined ratio
GAAP combined ratio		93.4%	98.6%	90.8%	93.4%	95.9%	94.2%	98.3%	94.7%	96.2%	94.3%	96.1%		95.4%
Contribution from catastrophe losses		4.1	11.7	3.3	4.2	9.5	6.5	2.9	7.5	4.7	6.4	6.3		5.8
GAAP combined ratio excl. catastrophe losses		89.3%	86.9%	87.5%	89.2%	86.4%	87.7%	95.4%	87.2%	91.5%	87.9%	89.8%		89.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums		$356	$365	$282	$293	$342	$342	$264	$647	$606	$1,003	$948		$1,241
Agency new business written premiums		40	47	35	38	42	46	39	82	85	122	127		165
Other written premiums		(8)	(10)	(8)	(8)	(7)	(7)	(6)	(18)	(13)	(26)	(20)		(28)
Net written premiums		$388	$402	$309	$323	$377	$381	$297	$711	$678	$1,099	$1,055		$1,378
Unearned premium change		(34)	(54)	35	19	(39)	(50)	28	(19)	(22)	(53)	(61)		(42)
Earned premiums		$354	$348	$344	$342	$338	$331	$325	$692	$656	$1,046	$994		$1,336
Year over year change %
Agency renewal written premiums		4%	7%	7%	7%	8%	8%	8%	7%	8%	6%	8%		7%
Agency new business written premiums		(5)	2	(10)	(3)	(2)	2	15	(4)	8	(4)	4		2
Other written premiums		(14)	(43)	(33)	(60)	(17)	(17)	—	(38)	(8)	(30)	(11)		(22)
Net written premiums		3	6	4	5	6	7	9	5	8	4	7		6
Paid losses and loss expenses
Losses paid		$221	$217	$209	$207	$199	$210	$187	$426	$396	$647	$595		$802
Loss expenses paid		29	27	31	28	28	25	32	58	56	87	84		112
Loss and loss expenses paid		$250	$244	$240	$235	$227	$235	$219	$484	$452	$734	$679		$914
Incurred losses and loss expenses
Loss and loss expense incurred		$244	$240	$250	$216	$249	$269	$238	$490	$507	$734	$756		$972
Loss and loss expenses paid as a % of incurred		102.0%	101.7%	96.0%	108.8%	91.2%	87.4%	92.0%	98.8%	89.2%	100.0%	89.8%		94.0%
Statutory combined ratio
Loss ratio		60.4%	59.7%	64.9%	54.3%	65.6%	71.0%	64.5%	62.3%	67.7%	61.6%	67.0%		63.8%
Loss adjustment expense ratio		8.8	9.2	7.6	9.0	8.1	10.1	8.8	8.4	9.5	8.5	9.0		9.0
Net underwriting expense ratio		28.2	27.3	30.7	29.8	26.9	26.6	31.3	28.8	28.7	28.6	28.0		28.4
Statutory combined ratio		97.4%	96.2%	103.2%	93.1%	100.6%	107.7%	104.6%	99.5%	105.9%	98.7%	104.0%		101.2%
Contribution from catastrophe losses		6.7	10.0	13.3	8.2	10.2	10.2	8.9	11.6	9.6	10.0	9.8		9.4
Statutory combined ratio excl. catastrophe losses		90.7%	86.2%	89.9%	84.9%	90.4%	97.5%	95.7%	87.9%	96.3%	88.7%	94.2%		91.8%
GAAP combined ratio
GAAP combined ratio		99.6%	98.9%	101.3%	91.7%	103.0%	110.1%	103.2%	100.1%	106.7%	99.9%	105.4%		101.9%
Contribution from catastrophe losses		6.7	10.0	13.3	8.2	10.2	10.2	8.9	11.6	9.6	10.0	9.8		9.4
GAAP combined ratio excl. catastrophe losses		92.9%	88.9%	88.0%	83.5%	92.8%	99.9%	94.3%	88.5%	97.1%	89.9%	95.6%		92.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2019 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Premiums
Agency renewal written premiums		$50	$54	$49	$50	$44	$50	$48	$103	$98	$153	$142		$192
Agency new business written premiums		28	28	26	19	18	17	16	54	33	82	51		70
Other written premiums		(4)	(4)	(4)	(4)	(3)	(3)	(3)	(8)	(6)	(12)	(9)		(13)
Net written premiums		$74	$78	$71	$65	$59	$64	$61	$149	$125	$223	$184		$249
Unearned premium change		(2)	(11)	(8)	(4)	1	(7)	(5)	(19)	(12)	(21)	(11)		(15)
Earned premiums		$72	$67	$63	$61	$60	$57	$56	$130	$113	$202	$173		$234
Year over year change %
Agency renewal written premiums		14%	8%	2%	25%	13%	16%	20%	5%	18%	8%	16%		19%
Agency new business written premiums		56	65	63	19	20	(19)	—	64	(11)	61	(2)		3
Other written premiums		(33)	(33)	(33)	(100)	—	—	—	(33)	—	(33)	—		(18)
Net written premiums		25	22	16	20	16	5	15	19	10	21	12		14
Paid losses and loss expenses
Losses paid		$16	$10	$18	$13	$10	$14	$9	$28	$23	$43	$33		$46
Loss expenses paid		8	7	8	8	7	6	7	15	13	23	20		28
Loss and loss expenses paid		$24	$17	$26	$21	$17	$20	$16	$43	$36	$66	$53		$74
Incurred losses and loss expenses
Loss and loss expense incurred		$39	$29	$33	$29	$25	$29	$21	$62	$50	$101	$75		$104
Loss and loss expenses paid as a % of incurred		63.2%	53.5%	78.8%	72.4%	68.0%	69.0%	76.2%	68.8%	72.0%	65.3%	70.7%		71.2%
Statutory combined ratio
Loss ratio		35.6%	27.2%	32.9%	30.7%	25.8%	33.9%	18.8%	30.0%	26.5%	32.0%	26.2%		27.4%
Loss adjustment expense ratio		17.1	17.9	18.6	16.1	16.8	14.6	20.5	18.3	17.5	17.9	17.3		17.0
Net underwriting expense ratio		29.6	28.5	28.5	29.3	30.5	28.7	28.0	28.4	28.3	28.8	29.0		29.1
Statutory combined ratio		82.3%	73.6%	80.0%	76.1%	73.1%	77.2%	67.3%	76.7%	72.3%	78.7%	72.5%		73.5%
Contribution from catastrophe losses		1.1	0.5	0.2	0.8	0.6	1.2	1.9	0.4	1.5	0.6	1.2		1.1
Statutory combined ratio excl. catastrophe losses		81.2%	73.1%	79.8%	75.3%	72.5%	76.0%	65.4%	76.3%	70.8%	78.1%	71.3%		72.4%
GAAP combined ratio
GAAP combined ratio		83.2%	76.1%	83.5%	75.4%	72.0%	77.6%	68.8%	79.7%	73.3%	80.9%	72.8%		73.5%
Contribution from catastrophe losses		1.1	0.5	0.2	0.8	0.6	1.2	1.9	0.4	1.5	0.6	1.2		1.1
GAAP combined ratio excl. catastrophe losses		82.1%	75.6%	83.3%	74.6%	71.4%	76.4%	66.9%	79.3%	71.8%	80.3%	71.6%		72.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2019 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2019	2018	Change	% Change	2019	2018	Change	% Change
Underwriting income
Net premiums written	$1,312	$1,246	$66	5	$4,104	$3,853	$251	7
Unearned premium change	4	9	(5)	(56)	255	186	69	37
Earned premiums	$1,308	$1,237	$71	6	$3,849	$3,667	$182	5

Losses incurred	$682	$677	$5	1	$2,058	$2,014	$44	2
Defense and cost containment expenses incurred	72	70	2	3	204	228	(24)	(11)
Adjusting and other expenses incurred	72	66	6	9	197	183	14	8
Other underwriting expenses incurred	406	384	22	6	1,212	1,153	59	5
Workers compensation dividend incurred	3	3	—	—	9	9	—	—
Total underwriting deductions	$1,235	$1,200	$35	3	$3,680	$3,587	$93	3

Net underwriting profit	$73	$37	$36	97	$169	$80	$89	111

Investment income
Gross investment income earned	$107	$100	$7	7	$311	$301	$10	3
Net investment income earned	104	98	6	6	305	296	9	3
Net realized capital gains and losses, net	(1)	44	(45)	nm	4	81	(77)	(95)
Net investment gains (net of tax)	$103	$142	$(39)	(27)	$309	$377	$(68)	(18)

Other income	$2	$3	$(1)	(33)	$6	$7	$(1)	(14)

Net income before federal income taxes	$178	$182	$(4)	(2)	$484	$464	$20	4
Federal and foreign income taxes incurred	25	(109)	134	nm	73	(62)	135	nm
Net income (statutory)	$153	$291	$(138)	(47)	$411	$526	$(115)	(22)

Policyholders' surplus - statutory	$5,419	$5,299	$120	2	$5,419	$5,299	$120	2

Fixed maturities at amortized cost - statutory	$7,390	$7,184	$206	3	$7,390	$7,184	$206	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2019 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2019	2018	Change	% Change	2019	2018	Change	% Change
Net premiums written	$78	$72	$6	8	$233	$217	$16	7
Net investment income	40	39	1	3	119	118	1	1
Amortization of interest maintenance reserve	—	1	(1)	(100)	1	2	(1)	(50)
Commissions and expense allowances on reinsurance ceded	1	—	1	nm	3	3	—	—
Income from fees associated with separate accounts	1	1	—	—	3	3	—	—
Total revenues	$120	$113	$7	6	$359	$343	$16	5

Death benefits and matured endowments	$31	$27	$4	15	$102	$76	$26	34
Annuity benefits	19	24	(5)	(21)	68	73	(5)	(7)
Disability benefits and benefits under accident and health contracts	—	—	—	—	1	1	—	—
Surrender benefits and group conversions	5	9	(4)	(44)	15	21	(6)	(29)
Interest and adjustments on deposit-type contract funds	3	2	1	50	7	7	—	—
Increase in aggregate reserves for life and accident and health contracts	25	20	5	25	77	78	(1)	(1)
Total benefit expenses	$83	$82	$1	1	$270	$256	$14	5

Commissions	$13	$14	$(1)	(7)	$39	$38	$1	3
General insurance expenses and taxes	13	13	—	—	40	37	3	8
Increase in loading on deferred and uncollected premiums	—	(1)	1	(100)	(2)	1	(3)	nm
Net transfers from separate accounts	(3)	—	(3)	nm	(6)	—	(6)	nm
Total underwriting expenses	$23	$26	$(3)	(12)	$71	$76	$(5)	(7)

Federal and foreign income tax benefit	2	(2)	4	nm	5	(1)	6	nm

Net gain from operations before capital gains and losses	$12	$7	$5	71	$13	$12	$1	8

Gains and losses net of capital gains tax, net	(3)	—	(3)	nm	(2)	—	(2)	nm

Net income (statutory)	$9	$7	$2	29	$11	$12	$(1)	(8)

Policyholders' surplus - statutory	$196	$205	(9)	(4)	$196	$205	$(9)	(4)

Fixed maturities at amortized cost - statutory	3,401	3,359	42	1	3,401	3,359	42	1
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2019 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/19	9/30/19	6/30/19	3/31/19	12/31/18	9/30/18	6/30/18	3/31/18	6/30/19	6/30/18	9/30/19	9/30/18	12/31/19	12/31/18
Insurance:
Written premiums		$73	$117	$105	$28	$36	$48	$46	$222	$94	$295	$130		$158
Year over year change %- written premium		103%	144%	128%	33%	50%	20%	15%	136%	18%	127%	25%		26%
Earned premiums		$116	79	$50	$39	$34	$30	$29	$129	$59	$245	$93		$132
Current accident year before catastrophe losses		49.2%	61.3%	64.8%	47.4%	42.5%	50.0%	53.4%	62.7%	51.6%	56.2%	48.3%		48.0%
Current accident year catastrophe losses		18.5	4.0	—	63.9	23.7	—	—	2.5	—	10.1	8.8		24.9
Prior accident years before catastrophe losses		(1.2)	(5.7)	(13.0)	13.2	2.3	(5.8)	(9.3)	(8.6)	(7.5)	(5.0)	(3.9)		1.1
Prior accident years catastrophe losses		(5.7)	(4.1)	0.7	(0.6)	0.8	(0.1)	(0.3)	(2.3)	(0.2)	(3.9)	0.2		—
Total loss and loss expense ratio		60.8%	55.5%	52.5%	123.9%	69.3%	44.1%	43.8%	54.3%	43.9%	57.4%	53.4%		74.0%

Noninsurance operations:
Interest and fees on loans and leases		$1	$1	$2	$—	$2	$1	$1	$3	$2	$4	$4		$4
Other revenues		2	1	—	1	—	—	—	1	—	3	—		1
Interest expense		14	13	13	13	14	13	13	26	26	40	40		53
Operating expenses		5	4	8	6	3	3	4	12	7	17	10		16
Total noninsurance operations loss		$(16)	$(15)	$(19)	$(18)	$(15)	$(15)	$(16)	(34)	$(31)	$(50)	$(46)		$(64)
*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Insurance data includes results from our Cincinnati Re operations and our London-based global specialty underwriter known as Cincinnati Global, which was acquired on February 28, 2019. Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.

CINF Third-Quarter 2019 Supplemental Financial Data